UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2024

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way	Parsippany	New Jersey	07054
(Address of principal executive offices)			(Zip Code)

(973) 822-7000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2024, Wafaa Mamilli, currently Executive Vice President, Chief Digital & Technology Officer and Group President for China, Brazil and Precision Animal Health, informed Zoetis Inc. (the “Company”) of her decision to leave the Company in early 2025 to pursue an external opportunity. Ms. Mamilli will continue as an employee of the Company until her departure. As a result of Ms. Mamilli’s planned departure, Keith Sarbaugh has been promoted to the role of Executive Vice President and Chief Digital & Technology Officer effective immediately. Mr. Sarbaugh will be responsible for the Company’s technology, digital, data and analytics strategy.

Item 8.01. Other Events.

On November 11, 2024, the Company also announced several additional leadership changes. Jamie Brannan, currently Executive Vice President and Group President International Operations, Aquaculture and Global Diagnostics, was appointed to a newly created role of Executive Vice President and Chief Commercial Officer, effective immediately. As Chief Commercial Officer, Mr. Brannan will oversee all commercial markets across the globe including oversight of commercial operations across the United States and all International markets.

In addition, Ester Banque, currently Executive Vice President and President, U.S. Operations, will leave the Company and pursue other opportunities. Ms. Banque will serve in an advisory capacity until early 2025 to ensure a smooth transition. Jared Shriver has been promoted to President, U.S. Operations, effective immediately. Mr. Shriver will report to Mr. Brannan.

The Company issued a press release announcing the leadership changes at the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release issued on November 11, 2024 regarding the leadership changes at the Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoetis Inc.

November 12, 2024	By:	/S/ ROXANNE LAGANO
Roxanne Lagano
Executive Vice President, General Counsel & Secretary